UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

    CELGENE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 18, 2014

Meeting Information
	Meeting type:	Annual Meeting
CELGENE CORPORATION	For holders as of:	April 21, 2014

	Date: June 18, 2014	Time: 1:00 PM EDT
Location: Celgene Corporation
86 Morris Avenue Summit, NJ 07901 Meeting directions: For directions to the Annual Meeting, please call Investor Relations at (908) 673-9000.

You are receiving this communication because you hold shares in Celgene Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

CELGENE CORPORATION 86 MORRIS AVENUE SUMMIT, NJ 07901	We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

   How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Annual Report to Shareholders, including Annual Report on Form 10-K, Notice of Annual Meeting of Stockholders and Proxy Statement.

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com or scan the QR Barocde below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:    1-800-579-1639

                                 3) BY E-MAIL*:            sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2014 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE	Individual Quick Response Barcode to be inserted here

  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: Go to www.proxyvote.com or scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election Of Directors
Nominees:
01) Robert J. Hugin	06) Michael A. Friedman, M.D.
02) Richard W. Barker, D. Phil.	07) Gilla Kaplan, Ph.D.
03) Michael D. Casey	08) James J. Loughlin
04) Carrie S. Cox	09) Ernest Mario, Ph.D.
05) Rodman L. Drake

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

3. Amendment of the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock and to effect a stock split.

4. Approval of an Amendment of the Company’s 2008 Stock Incentive Plan.

5. Approval, by non-binding vote, of executive compensation of the Company’s named executive officers.

The Board of Directors recommends you vote AGAINST proposal 6:

6. Stockholder proposal described in more detail in the proxy statement.

NOTE: The shares represented by the proxy when properly executed will be voted in the manner directed therein by the undersigned Stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is given, the proxy will be voted FOR the nominees for the Board of Directors listed in proposal 1, FOR proposals 2, 3, 4 and 5, and AGAINST proposal 6.

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